EXHIBIT 99.4

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

In this report on Form 8-K, unless otherwise noted or as the context requires: “the Company,”, “Institutional Financial Markets”, “we”, “us”, “IFMI”, and “our” refers to Institutional Financial Markets, Inc. and it subsidiaries (formerly known as Cohen & Company Inc.). “IFMI LLC,” refers to IFMI LLC (formerly known as Cohen Brothers, LLC), the main operating subsidiary of the Company. “PrinceRidge” refers to PrinceRidge Partners, LLC, and its consolidated entities, including PrinceRidge Holdings LP. “Business Combination” refers to the June 1, 2011 closing of the contribution transaction between IFMI and PrinceRidge.

On April 19, 2011, the Company entered into a contribution agreement, referred to herein, as amended, as the “Contribution Agreement,” with PrinceRidge. On June 1, 2011, the Company completed the Business Combination, pursuant to which the Company contributed the equity interests of its wholly owned subsidiary, Cohen and Company Capital Markets, LLC (“CCCM”) along with cash and other amounts payable to PrinceRidge in exchange for a 69.9% equity interest in PrinceRidge. The owners of PrinceRidge prior to the Business Combination are referred to herein as the PrinceRidge Principals. The PrinceRidge Principals retained a 30.1% interest in PrinceRidge subsequent to the Business Combination and contribution.

The following unaudited pro forma condensed combined statements give effect to the Business Combination as if it had been completed as of March 31, 2011 for balance sheet purposes, and at the beginning of the periods presented for statements of operations purposes. We have adjusted the historical consolidated financial statements of both IFMI and PrinceRidge to give effect to pro forma events that are (1) directly attributable to the Business Combination, (2) factually supportable, and (3) with respect to the statement of operations, expected to have a continuing impact on the combined results. The manner in which this pro forma financial information is calculated may differ from similarly titled measures reported by other companies.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have occurred if the Business Combination had been completed during the period or as of the dates for which the pro forma data is presented, nor is it necessarily indicative of future operating results or the future financial position of the combined company. These statements do not give effect to (1) IFMI or PrinceRidge’s results of operations or other transactions or developments since March 31, 2011, (2) the impact of possible enhancements, expense efficiencies or synergies expected to result from the Business Combination, or (3) the effects of events or developments that may occur subsequent to the Business Combination. The foregoing matters could cause both the combined company’s pro forma historical financial position and results of operations, and the combined company’s actual future financial position and results of operations, to differ materially from those presented in the accompanying unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined balance sheet and statement of operations and accompanying notes should be read in conjunction with the historical consolidated financial statements of IFMI and PrinceRidge. PrinceRidge’s audited financial statements for 2010 and 2011 are filed as an exhibit to the Form 8-K of which this exhibit is a part. IFMI’s historical audited financial statements and interim unaudited quarterly financial statements are included on Form 10-K and Forms 10-Q filed with the Securities and Exchange Commission and are available via IFMI’s website at www.ifmi.com.

Institutional Financial Markets, Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of March 31, 2011

(In thousands, except share amounts)

	IFMI	PrinceRidge	Adjustments		Pro Forma
Cash and cash equivalents	$49,548	$3,241			$52,789
Restricted cash	1,880				1,880
Receivables from:
Brokers, dealers, and clearing agencies		397			397
Related parties	771	353			1,124
Other receivables	5,632	1,676			7,308
Investments - trading	316,394	42,651			359,045
Other investments, at fair value	44,766				44,766
Receivables under resale agreements	—	42,764			42,764
Goodwill	10,184		806	(A)	10,990
Other assets	12,613	4,424	166	(B)	17,203

Total assets	$441,788	$95,506	$972		$538,266

Payables to:
Brokers, dealers, and clearing agencies	$113,885	$6,205			$120,090
Related parties	60				60
Accounts payable and other liabilities	13,842	3,823			17,665
Accrued compensation	9,072	2,725			11,797
Trading securities sold, not yet purchased	54,351	22,284			76,635
Securities sold under agreement to repurchase	105,490	42,410			147,900
Deferred income taxes	8,639				8,639
Debt	43,258				43,258

Total liabilities	348,597	77,447	—		426,044

Redeemable non controlling interest			19,031	(C)	19,031

Preferred stock	5				5
Common stock	11				11
Additional paid in capital	62,762				62,762
Retained earnings	6,212				6,212
Accumulated comprehensive loss	(448)				(448)
Treasury stock	(328)				(328)
Members’ equity	—	(231)	231	(D)	—

Total controlling interest	68,214	(231)	231		68,214
Non controlling interest	24,977	18,290	(18,290	) (D)	24,977

Total stockholders’ equity	93,191	18,059	(18,059)		93,191

Total liabilities and equity and redeemable non controlling interest	$441,788	$95,506	$972		$538,266

IFMI Shares outstanding	12,160,249		848,742	(E)	13,008,991

Institutional Financial Markets, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Three Months Ended March 31, 2011

(In thousands, except share and per share amounts)

	IFMI	PrinceRidge	Adjustments		Pro Forma
Revenues

Net trading	$27,274	$7,049			34,323
Asset management	5,970				5,970
New issue and advisory	109	2,319			2,428
Principal transactions and other income	(1,039)				(1,039)

Total revenues	32,314	9,368	—		41,682

Operating expenses
Compensation and benefits	21,988	6,545	497	(E)	29,030
Business development, occupancy, equipment	1,439	499			1,938
Subscriptions, clearing, and execution	2,815	1,180			3,995
Professional services and other operating	4,015	866			4,881
Depreciation and amortization	470	208			678
Impairment of intangible asset					—

Total operating expenses	30,727	9,298	497		40,522

Operating income / (loss)	1,587	70	(497)		1,160

Non operating income / (expense)

Interest expense	(1,482)				(1,482)
Gain on sale of management contracts	—				—
Income / (loss) from equity method affiliates	95				95

Income / (loss) before income taxes	200	70	(497)		(227)
Income taxes	(213)				(213)

Net income (loss)	413	70	(497)		(14)
Less: Net (loss) income attributable to the noncontrolling interest	38	76	(335	) (F)	(221)

Net income (loss) attributable to controlling interest	$375	$(6)	$(162)		$207

Earnings (loss) per share - basic: (H)
Weighted average shares outstanding-Basic	10,819,995				10,819,995

Basic earnings (loss) per share	$0.03				$0.02

Earnings (loss) per share-diluted: (H)
Weighted average shares outstanding-Diluted	16,125,155		223,687	(E)	16,348,842

Diluted earnings (loss) per share	$0.03				$0.02

Institutional Financial Markets, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2010

(In thousands, except share and per share amounts)

	IFMI	PrinceRidge	Adjustments		Pro Forma
Revenues

Net trading	$70,809	$20,385			91,194
Asset management	25,281				25,281
New issue and advisory	3,778	4,357			8,135
Principal transactions and other income	25,684				25,684

Total revenues	125,552	24,742	—		150,294

Operating expenses
Compensation and benefits	77,446	19,369	1,986	(E)	98,801
Business development, occupancy, equipment	5,470	1,681			7,151
Subscriptions, clearing, and execution	8,733	3,649			12,382
Professional services and other operating	17,198	3,780			20,978
Depreciation and amortization	2,356	818			3,174
Impairment of intangible asset	5,607	—			5,607

Total operating expenses	116,810	29,297	(1,986)		148,093

Operating income / (loss)	8,742	(4,555)	(1,986)		2,201

Non operating income / (expense)

Interest expense	(7,686)				(7,686)
Gain on repurchase of debt	2,555				2,555
Gain on sale of management contracts	971				971
Income / (loss) from equity method affiliates	5,884				5,884

Income / (loss) before income taxes	10,466	(4,555)	(1,986)		3,925
Income taxes	(749)				(749)

Net income (loss)	11,215	(4,555)	(1,986)		4,674
Less: Net (loss) income attributable to the noncontrolling interest	3,620	(4,479)	1,592	(G)	733

Net income (loss) attributable to controlling interest	$7,595	$(76)	$(3,578)		$3,941

Earnings (loss) per share - basic: (H)
Weighted average shares outstanding-Basic	10,404,017				10,404,017

Basic earnings (loss) per share	$0.73				$0.38

Earnings (loss) per share-diluted: (H)
Weighted average shares outstanding-Diluted	15,687,573		378,578	(E)	16,066,151

Diluted earnings (loss) per share	$0.73				$0.37

Note 1 – Basis of Presentation

The unaudited pro forma condensed combined statements give effect to the Business Combination as a transaction to be accounted for as a purchase business combination under FASB Accounting Standards Codification (“ASC”) 805 “Business Combinations” and as if the acquisition of PrinceRidge had been completed as of March 31, 2011 for balance sheet purposes and at the beginning of the periods presented for statements of operations purposes. IFMI is the acquirer for accounting purposes. IFMI will record the acquisition of PrinceRidge’s assets and liabilities as of the effective date of the Business Combination.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have occurred if the Business Combination had been completed during the period or as of the dates for which the pro forma data is presented, nor is it necessarily indicative of future operating results or the financial position of the combined company.

The purchase price of PrinceRidge has been allocated to the assets acquired and liabilities assumed based upon management’s preliminary estimates of their respective fair values as of the assumed date of acquisition as described above. The purchase price allocation reflected in the unaudited pro forma condensed combined financial statements is preliminary, and the final allocation will be based upon the fair values of the actual assets and liabilities of PrinceRidge as of the effective date of the combination. Accordingly, the actual purchase price adjustments may differ materially from those presented in these statements.

Certain reclassifications have been made to the PrinceRidge historical balances in the unaudited pro forma condensed combined financial statements in order to conform to IFMI’s presentation. IFMI has completed a preliminary review of PrinceRidge’s accounting policies but the review is ongoing. As such, additional reclassifications or pro forma adjustments may be identified.

Note 2 – Assets and Liabilities Acquired

The following represents the identifiable assets and liabilities acquired and the values assigned as of March 31, 2011:

Values Assigned to Identifiable Net Assets Acquired

	PrinceRidge Recorded Value	Purchase Accounting Adjustments	Purchase Accounting Value
Cash and cash equivalents	$3,241		$3,241
Receivables from brokers, dealers, and clearing agencies	397		397
Receivables from related parties	353		353
Other receivables	1,676		1,676
Investments - trading	42,651		42,651
Receivables under resale agreements	42,764		42,764
Other assets	4,424	166	4,590
Payables to brokers, dealers, and clearing agencies	(6,205)		(6,205)
Accounts payable and other liabilities	(6,548)		(6,548)
Trading securities sold, not yet purchased	(22,284)		(22,284)
Securities sold under agreement to repurchase	(42,410)		(42,410)

Fair Value of Net Assets			18,225

Note 3 – Pro Forma Adjustments

(A)	Goodwill is calculated as:

Calculation of Goodwill

Purchase price	$19,031
Fair value of net assets acquired	(18,225)

Goodwill	$806

The purchase price equals the fair value of the non-controlling interest retained by the PrinceRidge Principals. The fair value is calculated in (C) below.

(B)	$166 represents the estimated value of broker-dealer license. The $166 value of PrinceRidge’s broker-dealer license is an initial estimate. This value will be finalized in the future. Any adjustment to this value in the final purchase accounting will result in an offsetting adjustment to the amount assigned to goodwill.

(C)	Represents the fair value of the non-controlling interest retained by the PrinceRidge Principals.

Calculation of Fair Value of Non Controlling Interest

Fair value of net assets of PrinceRidge - Historical	18,225
Contribution from IFMI	45,000

Pro Forma fair value of PrinceRidge equity	63,225
Non controlling interest percentage	30.1%

Fair value of non controlling interest	19,031

This interest represents the membership interests of PrinceRidge that are not owned by IFMI, LLC. The members of PrinceRidge have the right to withdraw from PrinceRidge and require PrinceRidge to redeem the interests for cash over an agreed upon payment period. The Company has concluded it will treat these interests as temporary equity under Accounting Series Release 268 (“ASR 268”). These interests will be shown outside of the permanent equity of IFMI in its consolidated balance sheet as redeemable non controlling interests.

(D)	Adjustment to eliminate the historical equity accounts of PrinceRidge.

(E)	To record expense and dilutive share effect of equity compensation granted to PrinceRidge Principals contemporaneous with the business combination.

(F)	Adjustment to non controlling interest for the three months ended March 31, 2011 is calculated as follows:

Calculation of Adjustment to Non Controlling Interest

Prince Ridge historical net income	70
Pro forma equity compensation recognized by PrinceRidge	(199)
Historical net loss of CCCM	(456)

Pro Forma net loss of PrinceRidge		(585)
PrinceRidge non controlling interest percentage		30.1%

Pro Forma loss attributable to non controlling interest of PrinceRidge			(176)

IFMI LLC historical net income	115
Pro forma equity compensation recognized by IFMI	(298)
Historical net loss of CCCM	456

Pro forma income of IFMI LLC before PrinceRidge			273
Pro Forma net loss of PrinceRidge		(585)
Pro Forma loss attributable to non controlling interest of PrinceRidge		176

IFMI LLC’s share of PrinceRidge pro forma net income			(409)

Pro Forma income of IFMI LLC			(136)
IFMI non controlling interest percentage			32.76%

IFMI pro forma non controlling interest			(45)

Consolidated pro forma non controlling interest			(221)
Less: Historical combined non controlling interest			114

Adjustment required			$(335)

(G)	Adjustment to non controlling interest for the year ended December 31, 2010 is calculated as follows:

Calculation of Adjustment to Non Controlling Interest

Prince Ridge historical net income	(4,555)
Pro forma equity compensation recognized by PrinceRidge	(796)
Historical net income of CCCM	1,959

Pro Forma net loss of PrinceRidge		(3,392)
PrinceRidge non controlling interest percentage		30.1%

Pro Forma loss attributable to non controlling interest of PrinceRidge			(1,021)

IFMI LLC historical net income	10,707
Pro froma equity compensation recognized by IFMI	(1,190)
Historical net income of CCCM	(1,959)

Pro forma income of IFMI LLC before PrinceRidge			7,558
Pro Forma net loss of PrinceRidge		(3,392)
Pro Forma loss attributable to non controlling interest of PrinceRidge		1,021

IFMI LLC’s share of PrinceRidge pro forma net income			(2,371)

Pro Forma Income of IFMI LLC			5,187
IFMI non controlling interest percentage			33.81%

IFMI pro forma non controlling interest			1,754

Consolidated pro forma non controlling interest			733
Less: Historical combined non controlling interest			(859)

Adjustment required			$1,592

(H)	The following table shows the calculation of the earnings per share amounts:

	Historical Year Ended December 31, 2010	Proforma Year Ended December 31, 2010	Historical Three Months Ended March 31, 2011	Proforma Three Months Ended March 31, 2011
Basic
Net income attributable to controlling interest	7,595	3,941	375	207

Weighted average shares outstanding	10,404	10,404	10,820	10,820

Earnings per share	$0.73	$0.38	$0.03	$0.02

Diluted
Net income attributable to controlling interest	7,595	3,941	375	207
Income attributable to units of IFMI, LLC that are exchangeable into IFMI shares	3,620	1,754	38	(45)
Adjustment to income tax expense for exchange at units to shares	260	260	145	145

Net income on a fully converted basis	11,475	5,955	558	307

Weighted shares outstanding	15,688	16,066	16,125	16,349

Earnings per share	$0.73	$0.37	$0.03	$0.02